UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2018

Item 1. Reports to Stockholders.

Annual Report 5/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Short Term Municipal Fund*

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 1 Year (1-2) Index
1-Year	0.94%	-1.33%	0.50%
5-Year	1.65	1.18	0.70
Since Inception (12/6/10)	2.17	1.86	0.83

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

Oppenheimer Rochester Short Term Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of May 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 1.94% and a yield-driven annual total return that was higher than the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index. Tax-free income comprised 100% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Open Market Committee (FOMC) raised the interest rate it controls, the Fed Funds target rate, twice during this reporting period. The rate, which at the outset of this reporting period was held to the range of 1.00% to 1.25%, ended this reporting period with a range of 1.50% to 1.75%.

The first quarter-point increase of this reporting period was announced December 13, 2017 on the basis of favorable “realized and expected labor market conditions” and a low inflation rate.

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 1.34% at the end of this reporting period. At 1.94%, the distribution yield at NAV for this Fund’s Class A shares was 60 basis points higher than the category average.

At its March 2018 meeting, the FOMC raised the Fed Funds target rate again, this time to a range of 1.50% to 1.75%. Fed officials noted that the economic outlook was strengthening and indicated that it expected to raise the

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	1.94%
Dividend Yield with sales charge	1.89
Standardized Yield	1.47
Taxable Equivalent Yield	2.48
Last distribution (5/22/18)	$0.006
Total distributions (6/1/17 to 5/31/18)	$0.065

Endnotes for this discussion begin on page 10 of this report.

3      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

rate two more times in 2018, three times in 2019, and two times in 2020. “The actual path,” the Fed’s news release stated, “will depend on the economic outlook as informed by incoming data.”

At its May 2018 meeting, the FOMC decided not to change the rate.

The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month began in October 2017, continued throughout this reporting period. The Fed has said that it expects reductions to reach $50 billion a month by year-end 2018.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date. During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.40%, 69 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve rose and flattened during this reporting period, with long-term yields exhibiting slight changes while the short-term yields changed more significantly. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries at all maturities were higher than municipal yields with comparable maturities as of May 31, 2018. Nonetheless, for any taxpayer paying a federal tax rate of at least 10%, a muni bond with a maturity of 15 years or more would provide more on an after-tax basis than a Treasury security with the same maturity. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

4      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Note: On June 13, 2018, after this Fund’s reporting period, the FOMC raised the Fed Funds’ target rate to the range of 1.75% to 2.00%, citing a strengthening labor market and a “solid rate” of economic growth. The central bank also indicated that it foresees two additional rate increases, bringing the 2018 total to four increases; earlier, it had signaled a total of three increases for the year.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period. Investors should note that less than 3% of the Fund’s assets were invested in Puerto Rico as of May 31, 2018. In aggregate, these holdings contributed favorably to the Fund’s performance during this reporting period. On or before June 29, 2018, the Fund will not hold nor invest in any bonds issued by the Commonwealth of Puerto Rico or any other U.S. territory or possession.

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 540 securities as of May 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period shows the positive impact a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend, which was 0.45 cents per share at the outset of the reporting period, increased to 0.5 cents per share beginning with the July 2017 payout, and again to 0.6 cents per share beginning with the January 2018 payout. In all, the Fund distributed 6.45 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Five of the Fund’s 10 largest sectors were among the top 10 contributors to the Fund’s performance during this reporting period. The Fund’s performance this reporting period was primarily driven by its holdings in general obligation (G.O.) bonds. Holdings in this sector consisted of bonds issued in various federal municipalities, many of which are insured, and also constituted the Fund’s largest sector as of May 31, 2018. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. Also ranked among the 10 best performers were the Fund’s second-, third-, fifth- and seventh-largest sectors: hospital/ healthcare, municipal leases, education, and multifamily housing, respectively.

Research-based security selection continued to be a factor in the strong performance of these sectors. Most of the securities in the hospital/healthcare sector, the Fund’s second strongest contributor to performance, are investment grade, though the Fund also invests across the credit spectrum in this sector. Bonds in the education sector, the Fund’s fifth strongest this reporting period, primarily finance the infrastructure needs of a

5      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

variety of charter schools. The municipal leases sector, which consists of securities backed by the proceeds of lease arrangements entered into by state and local governments, was the Fund’s sixth-best performing sector as of May 31, 2018 and held one insured security issued in Puerto Rico. The multifamily housing sector was the eighth strongest performer at the end of the reporting period. The securities in this sector continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in this housing sector are likely to bring benefit to investors over the long term.

Water utilities, the Fund’s fourth largest sector, was the only detractor from the Fund’s total return during the reporting period.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico contributed to performance this reporting period. The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings as of May 31, 2018 included securities from many different sectors.

As noted earlier in this report, on or before June 29, 2018, the Fund will not hold nor invest in any bonds issued by the Commonwealth of Puerto Rico or any other U.S. territory or possession.

A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Oppenheimer Municipal Fund Management Team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity (AEM) of 2 years or less for its portfolio. The Fund may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Effective June 29, 2018, the Fund will be known as Oppenheimer Short Term Municipal Fund. The Fund’s AEM and its threshold for below-investment-grade securities will be maintained. New limits will be added to the prospectus on that date, including limits to state and sector holdings. The Fund will not invest in any territory debt.

6      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

In closing, we believe that the structure and sector composition of this Fund and the use of time-tested strategies will continue to benefit

Charles S. Pulire, CFA
Vice President and
Senior Portfolio Manager

fixed income investors through interest rate and economic cycles.

Charlie Pulire has been named lead portfolio manager of the Fund and will continue to manage the portfolio, as he has done since its inception. With support as needed from the Oppenheimer Municipal Fund Management Team, Charlie will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes.

7      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	20.6%
Hospital/Healthcare	13.8
Municipal Leases	6.4
Water Utilities	5.5
Education	5.2
U.S. Government Obligations	5.1
Multifamily Housing	4.9
Marine/Aviation Facilities	4.8
Highways/Commuter Facilities	3.4
Special Assessment	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018 and are based on total assets.

 CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	6.8%	1.0%	7.8%
AA	43.3	0.0	43.3
A	31.4	3.3	34.7
BBB	7.6	3.0	10.6
BB or lower	2.6	1.0	3.6
Total	91.7%	8.3%	100.0%

The percentages above are based on the market value of the securities as of May 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

8      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 5/31/18

	Without Sales Charge	With Sales Charge
Class A	1.94%	1.89%
Class C	1.24	N/A
Class Y	2.16	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 5/31/18
Class A	1.47%
Class C	0.76
Class Y	1.74

TAXABLE EQUIVALENT YIELDS
As of 5/31/18
Class A	2.48%
Class C	1.28
Class Y	2.94

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	0.94%	1.65%	2.17%
Class C (ORSCX)	12/6/10	0.18	0.88	1.39
Class Y (ORSYX)	12/6/10	1.19	1.90	2.41

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	-1.33%	1.18%	1.86%
Class C (ORSCX)	12/6/10	-0.81	0.88	1.39
Class Y (ORSYX)	12/6/10	1.19	1.90	2.41

9      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 1 Year (1-2) Index, which consists of investment-grade municipal bonds having remaining maturities of 1 to 2 years. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.006 for the 28-day accrual period ended May 22, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on May 22, 2018; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0039 and $0.0067, respectively, for the 28-day accrual period ended May 22, 2018, and on the corresponding net asset values on that date.

10      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended May 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt Funds category is based on 114 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal tax rate of 40.80%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
Class A	$1,000.00	$1,004.10	$4.36
Class C	1,000.00	1,000.40	8.11
Class Y	1,000.00	1,005.40	3.10

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.59	4.39
Class C	1,000.00	1,016.85	8.18
Class Y	1,000.00	1,021.84	3.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.87%
Class C	1.62
Class Y	0.62

13      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS May 31, 2018

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—100.0%
Alabama—0.4%
$645,000	AL Health Care Authority for Baptist Health of Alabama[1]	5.000%	11/15/2021	06/30/2018	A	$646,922
240,000	AL Public Hsg. Authority, Series B1	4.450	01/01/2024	06/30/2018	A	240,466
10,000	Baldwin County, AL Public Building Authority[1]	4.375	06/01/2028	06/30/2018	A	10,020
30,000	Birmingham, AL GO1	4.000	12/01/2021	06/30/2018	A	30,055
80,000	Birmingham, AL GO1	4.500	12/01/2032	06/30/2018	A	80,162
1,000,000	Jefferson County, AL GO1	5.000	04/01/2020	07/02/2018	A	1,002,730
2,000,000	Jefferson County, AL GO1	5.000	04/01/2024	07/02/2018	A	2,005,460
595,000	Mobile, AL Improvement District (McGowin Park)[1]	4.000	08/01/2020	08/09/2019	B	601,146
						4,616,961

Alaska—0.2%
2,185,000	Koyukuk, AK Revenue (Tanana Chiefs Conference Health Care Facility-Dena’ Nena’ Henash)[1]	7.000	10/01/2023	08/11/2019	C	2,314,745

Arizona—1.4%
10,000	AZ Board of Regents COP (University of Arizona & Arizona State University BioMed)[1]	4.375	06/01/2024	06/30/2018	A	10,020
1,000,000	Maricopa County, AZ Unified School District No. 60 Higley[1]	4.250	07/01/2018	07/01/2018		1,002,000
215,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.000	09/01/2026	01/06/2023	B	214,553
8,125,000	Pima County, AZ IDA Floaters Series 2015-XF0087 Trust	1.310 [2]	03/01/2030	06/07/2018	A	8,125,000
275,000	Pinal County, AZ Unified School District No. 43 (Apache Junction)[1]	4.000	07/01/2020	07/01/2018	A	278,553
1,825,000	Surprise, AZ Municipal Property Corp.[1]	4.700	04/01/2022	10/01/2018	A	1,848,451
2,155,000	Westpark, AZ Community Facilities District[1,3]	4.000	07/15/2025	10/04/2021	B	2,190,989
1,160,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)[1]	3.900	09/01/2024	11/14/2021	B	1,174,071
						14,843,637

Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)[1]	5.250	11/01/2019	06/30/2018	A	25,070

California—10.4%
160,000	Adelanto, CA School District	3.745 [4]	09/01/2018	09/01/2018		159,387
10,365,000	Alhambra, CA COP (Police Facilities)[1]	6.750	09/01/2023	05/07/2021	B	11,383,361

14      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$5,000,000	Anaheim, CA Public Financing Authority[1]	6.000%	09/01/2024	01/03/2023	B	$5,793,200
20,000	Barstow, CA Redevel. Agency[1]	4.700	09/01/2022	06/30/2018	A	20,051
450,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2022	09/01/2022		492,525
475,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2023	09/01/2023		528,537
5,000	Bell, CA GO1	4.125	08/01/2021	06/30/2018	A	5,006
75,000	CA College of the Sequoias Community College District COP[1]	4.750	05/01/2026	06/30/2018	A	75,190
20,000	CA County Tobacco Securitization Agency[1,3]	4.250	06/01/2021	06/30/2018	A	20,050
45,000	CA County Tobacco Securitization Agency (TASC)[1,3]	5.750	06/01/2029	06/30/2018	A	45,462
5,000	CA Educational Facilities Authority (California Western School of Law)[1]	5.000	10/01/2018	06/30/2018	A	5,011
5,250,000	CA Educational Facilities Authority (Claremont Graduate University) Floaters Series 2017-7007 Trust[1]	1.560 [2]	03/01/2042	06/14/2018	A	5,250,000
19,960,000	CA GO Floaters Series 2008- DCL010 Trust[1]	1.300 [2]	08/01/2027	06/07/2018	A	19,960,000
10,000,000	CA Health Facilities Financing Authority (Dignity Health) SPEARS[1]	1.280 [2]	03/01/2028	06/14/2018	A	10,000,000
570,000	CA Pollution Control Financing Authority (Calplant I)	7.000	07/01/2022	10/09/2021	B	588,035
170,000	CA Public Works (California Community Colleges)[1]	4.500	10/01/2026	06/30/2018	A	170,355
20,000	CA Public Works (California Community Colleges)[1]	4.875	12/01/2018	06/30/2018	A	20,049
100,000	CA Public Works (California Community Colleges)[1]	5.250	09/01/2019	06/30/2018	A	100,265
25,000	CA Public Works (Dept. of Corrections)[1]	5.500	10/01/2019	06/30/2018	A	25,070
5,000	CA Public Works (Dept. of Forestry)[1]	4.875	10/01/2018	06/30/2018	A	5,012
50,000	CA Public Works (Various Community Colleges)[1]	4.875	12/01/2018	06/30/2018	A	50,123
195,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	06/30/2018	A	195,630
375,000	CA Statewide CDA (588 Charleston Project)[1]	5.000	11/01/2019	05/07/2019	B	384,075
1,985,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	2,107,832
20,000	CA Statewide CDA Water & Wastewater[1]	4.900	10/01/2018	06/30/2018	A	20,051
5,000	CA Water Resource Devel. GO, Series L1	4.500	08/01/2018	06/30/2018	A	5,012

15      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$25,000	CA Water Resource Devel. GO, Series M1	4.000%	10/01/2018	06/30/2018	A	$25,050
35,000	CA Water Resource Devel. GO, Series Q1	4.750	03/01/2021	06/30/2018	A	35,081
265,000	Castaic, CA Union School District	2.859 [4]	11/01/2019	09/09/2019	B	255,025
405,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2018		410,909
600,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	1.650	07/01/2018	06/30/2018	A	600,006
15,000	El Paso De Robles, CA GO1	5.000	08/01/2019	06/30/2018	A	15,038
1,030,000	Eureka, CA Union School District	3.356 [4]	08/01/2018	08/01/2018		1,027,610
1,355,000	Fresno, CA Sewer System[1]	5.250	09/01/2019	03/07/2019	B	1,388,956
4,545,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2024	09/01/2018	A	4,581,996
75,000	Gilroy, CA GO (Gilroy Community Library)[1]	5.000	02/01/2023	06/30/2018	A	75,212
1,200,000	Howell Mountain, CA Elementary School District	3.418 [4]	08/01/2027	12/08/2024	B	867,624
580,000	Imperial, CA PFA (Wastewater Facility)[1]	5.000	10/15/2019	10/15/2019		605,607
610,000	Imperial, CA PFA (Wastewater Facility)[1]	5.000	10/15/2020	10/15/2020		654,085
845,000	Imperial, CA PFA (Water Facility)[1]	5.000	10/15/2019	10/15/2019		882,307
885,000	Imperial, CA PFA (Water Facility)[1]	5.000	10/15/2020	10/15/2020		948,959
1,030,000	Jefferson, CA Union High School District[1]	6.250	08/01/2020	08/11/2019	B	1,085,764
105,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)[1]	2.000	09/01/2018	09/01/2018		105,048
10,000	Lodi, CA Wastewater System[1]	4.750	10/01/2024	06/30/2018	A	10,025
175,000	Los Angeles County, CA Public Works Financing Authority[1]	5.500	10/01/2018	10/01/2018		177,261
5,000	Maricopa, CA Unified School District[1]	4.125	11/01/2018	06/30/2018	A	5,008
20,000	Metropolitan Water District of Southern California Linked SAVRS & RIBS[1]	5.750	08/10/2018	08/10/2018		20,156
30,000	Modesto, CA COP (Golf Course)[1]	5.000	11/01/2023	06/21/2021	B	31,342
13,720,000	Montebello, CA Unified School District Floaters Series 2017- XF0576 Trust	1.410 [2]	08/01/2046	06/07/2018	A	13,720,000
995,000	Natomas, CA Unified School District[1]	5.950	09/01/2021	03/21/2020	B	1,057,267
705,000	Northern, CA Inyo County Local Hospital District[1]	6.000	12/01/2021	03/21/2020	A	727,898
115,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	09/02/2018	A	116,710

16      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$60,000	Ontario, CA Redevel. Financing Authority (Project No. 1)[1]	5.500%	08/01/2018	06/30/2018	A	$60,393
2,210,000	Orange County, CA COP (Civic Center Facilities)	3.330 [4]	12/01/2018	12/01/2018		2,191,790
1,365,000	Palomar Pomerado, CA Health Care District COP[1]	5.500	11/01/2019	05/08/2019	B	1,408,544
730,000	Riverbank, CA Elementary School District	3.611 [4]	08/01/2018	08/01/2018		727,774
630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)[1]	5.000	09/01/2018	09/01/2018		634,908
665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)[1]	5.000	09/01/2019	09/01/2019		688,741
695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)[1]	5.000	09/01/2020	09/01/2020		736,846
115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)[1]	5.000	09/02/2018	09/02/2018		115,588
120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)[1]	5.000	09/02/2019	09/02/2019		122,623
125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)[1]	5.000	09/02/2020	09/02/2020		129,803
245,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1]	6.500	12/01/2021	06/30/2020	B	266,107
20,000	Rocklin, CA Unified School District Community Facilities District No. 1[1]	4.125	09/01/2019	06/30/2018	A	20,024
3,810,000	Sacramento, CA City Financing Authority[1]	5.400	11/01/2020	11/14/2019	B	3,991,813
25,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		25,343
530,000	San Diego, CA Community Facilities District No. 3 Special Tax[1]	5.000	09/01/2021	09/01/2021		570,476
100,000	San Juan Capistrano, CA GO1	3.000	08/01/2021	06/30/2018	A	100,091
45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)[1]	4.500	12/01/2018	06/30/2018	A	45,090
25,000	Santa Ana, CA Community Redevel. Agency (South Main Street)[1]	4.100	09/01/2019	06/30/2018	A	25,040
300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)[1]	5.000	11/15/2019	11/15/2019		313,080
605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)[1]	5.000	11/15/2020	11/15/2020		647,683

17      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)[1]	5.000%	11/15/2021	11/15/2021		$399,763
255,000	Saugus, CA Union School District Community Facilities District No. 2002-1[1]	5.000	09/01/2021	09/01/2021		276,298
220,000	Southern CA Tobacco Securitization Authority[1,3]	4.750	06/01/2025	06/15/2018	A	220,416
200,000	Tuolumne County, CA GO1	4.000	11/01/2021	06/30/2018	A	200,216
560,000	Vallejo, CA Sanitation & Flood Control District[1]	5.000	07/01/2019	01/04/2019	B	568,686
680,000	Vernon, CA Electric System[1]	5.125	08/01/2021	05/03/2019	A	703,868
160,000	Vernon, CA Electric System[1]	5.125	08/01/2021	05/22/2019	C	164,886
15,000	Westlands, CA Water District[1]	4.500	09/01/2023	06/30/2018	A	15,033
250,000	Westlands, CA Water District[1]	5.000	09/01/2021	09/01/2021		274,413
250,000	Westlands, CA Water District[1]	5.000	09/01/2022	09/01/2022		280,455
10,980,000	Whittier, CA Health Facilities (PIH/IC/IMC/DRMCH Obligated Group)[1,3]	4.900	06/01/2026	03/08/2021	A	11,780,991
						114,546,015

Colorado—5.4%
95,000	Arkansas River, CO Power Authority[1]	5.000	10/01/2020	10/13/2019	B	98,382
40,000	CO E-470 Public Highway Authority[1]	5.250	09/01/2018	09/01/2018		40,336
5,360,000	CO Health Facilities Authority (Catholic Health Initiatives) Floaters Series 2015-XF1001 Trust	1.230 [2]	01/01/2045	07/01/2018	A	5,360,000
17,850,000	CO Health Facilities Authority (Catholic Health Initiatives) Floaters Series 2015-XF1003 Trust	1.230 [2]	02/01/2041	06/07/2018	A	17,850,000
33,250,000	CO Health Facilities Authority (Catholic Health Initiatives) Floaters Series 2017-018 Trust	1.240 [2]	03/01/2032	06/11/2018	A	33,250,000
1,105,000	Public Authority for CO (Natural Gas Energy)[1]	5.750	11/15/2018	11/15/2018		1,123,741
15,000	Pueblo County, CO GO COP[1]	4.500	12/01/2024	06/30/2018	A	15,033
1,919,000	Southglenn, CO Metropolitan District[1]	3.000	12/01/2021	06/28/2020	B	1,907,985
5,000	Weld County, CO School District RE002[1]	5.000	12/01/2021	06/30/2018	A	5,013
						59,650,490

Connecticut—2.3%
6,120,000	CT GO1,5	4.023	06/01/2020	06/01/2020		6,250,723
11,915,000	CT GO1	5.000	06/01/2025	06/01/2022	A	12,846,991
5,350,000	CT GO1	5.000	11/01/2025	11/01/2021	A	5,713,746
170,000	Darien, CT GO1	4.000	07/15/2019	06/30/2018	A	170,332

18      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Connecticut (Continued)
$100,000	Naugatuck, CT GO1	5.875%	02/15/2021	02/15/2020	B	$105,982
25,000	Winchester, CT GO1	4.500	06/01/2019	06/30/2018	A	25,051
						25,112,825

Delaware—0.0%
30,000	Wilmington, DE GO1	4.000	06/01/2022	06/30/2018	A	30,055

District of Columbia—1.0%
625,000	District of Columbia (Kipp Charter School)[1]	5.000	07/01/2023	01/21/2022	B	689,269
100,000	District of Columbia (Medstar Health)[1]	4.125	08/15/2018	06/30/2018	A	100,197
100,000	District of Columbia (Medstar Health)[1]	4.125	08/15/2018	06/30/2018	A	100,197
4,775,000	District of Columbia Water & Sewer Authority[1]	5.500	10/01/2023	11/09/2021	B	5,303,306
355,000	Metropolitan Washington D.C. Airport Authority[1]	5.125	10/01/2034	10/01/2018	A	358,923
4,070,000	Metropolitan Washington D.C. Airport Authority[1]	5.250	10/01/2025	10/01/2018	A	4,117,171
						10,669,063

Florida—6.4%
175,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	5.500	10/01/2022	11/11/2020	B	182,700
685,000	Bonaventure, FL Devel. District Special Assessment[1]	5.125	11/01/2022	06/30/2018	A	686,391
70,000	Dade County, FL HFA (Baptist Hospital of Miami)[1]	5.750	05/01/2021	05/14/2020	B	74,780
100,000	FL Capital Projects Financing Authority (Florida Universities Student Hsg.)[1]	5.125	10/01/2021	06/30/2018	A	100,122
860,000	FL Capital Trust Agency (Gardens Apartments)[1]	3.500	07/01/2025	02/27/2022	B	874,138
4,050,000	FL HFC (Homeowner Mtg.)[1]	3.650	07/01/2041	07/01/2024	A	4,096,170
1,695,000	FL Municipal Power Agency[1]	5.000	10/01/2024	10/01/2022	A	1,886,772
20,000	Flagler County, FL School District[1]	5.000	08/01/2018	06/30/2018	A	20,051
180,000	Gulf, FL Environmental Services[1]	5.000	10/01/2018	06/30/2018	A	182,012
15,000	Hernando County, FL School Board[1]	4.875	12/01/2018	06/30/2018	A	15,037
11,130,000	Miami-Dade County, FL Expressway Authority Toll System Floaters Series 2012-DCL006 Trust	1.290 [2]	03/08/2030	06/14/2018	A	11,130,000
17,585,000	Miami-Dade County, FL School Board Floaters Series 2013- DCL002 Trust	1.290 [2]	05/01/2031	06/07/2018	A	17,585,000

19      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$15,500,000	Miami-Dade County, FL School Board Floaters Series 2013-DCL005 Trust	1.290%[2]	05/01/2037	06/07/2018	A	$15,500,000
25,000	Oldsmar, FL Water & Sewer[3]	5.120 [4]	07/01/2020	07/02/2019	B	22,172
25,000	Orange County, FL (Sales Tax)[1]	6.125	01/01/2019	06/30/2018	A	25,649
160,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	6.125	09/15/2021	04/21/2020	B	169,134
100,000	Sarasota County, FL Public Hospital Board (Miles-Sarasota Memorial Hospital)[1,5]	0.000	10/01/2021	10/01/2021		104,093
500,000	Seminole County, FL Water & Sewer[1]	6.000	10/01/2019	04/07/2019	B	515,955
6,615,000	St. Lucie County, FL Utility System[1]	6.000	10/01/2020	10/15/2019	B	6,971,615
25,000	Sunrise, FL Special Tax District No. 1[1]	4.875	10/01/2018	06/30/2018	A	25,062
540,000	Tampa, FL Sports Authority (Tampa Bay Arena)[1]	5.750	10/01/2020	10/12/2019	B	567,081
9,430,000	Twin Creeks North, FL Community Devel. District Floaters Series 2017-XF1066 Trust	1.360 [2]	11/01/2047	06/14/2018	A	9,430,000
						70,163,934

Georgia—0.9%
515,000	Cobb-Marietta, GA Coliseum & Exhibit Hall Authority[1]	5.250	10/01/2019	04/06/2019	B	529,147
40,000	College Park, GA (Atlanta International Airport)[1]	4.375	01/01/2026	06/30/2018	A	40,086
75,000	GA Medical Center Hospital Authority (CRH/CRHS/HHospital/ CRHSLT&HC/CAHS/TMC/ CHR/CHSvcs/DrsH/WMS Obligated Group)[1]	5.500	08/01/2018	08/01/2018		75,476
5,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2018	06/30/2018	A	5,013
65,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2023	06/30/2018	A	65,176
990,000	GA Municipal Electric Authority[5]	3.262	01/01/2020	01/01/2020		998,702
1,305,000	GA Municipal Electric Authority[1,5]	3.262	01/01/2021	01/01/2021		1,318,285
55,000	GA Municipal Electric Authority[1]	5.000	01/01/2023	06/25/2018	A	55,151
25,000	GA Municipal Electric Authority[1]	5.700	01/01/2019	01/01/2019		25,547
170,000	GA Municipal Electric Authority[1]	5.700	01/01/2019	01/01/2019		173,723
250,000	GA Municipal Electric Authority[1]	5.750	01/01/2020	07/01/2018	A	250,715
575,000	GA Private Colleges & University Authority (Mercer University)[1]	5.000	10/01/2020	10/01/2020		610,604
280,000	GA Private Colleges & University Authority (Spelman College)[1]	5.250	06/01/2021	06/30/2018	A	280,826
5,000	Gwinnett County, GA Hospital Authority[1]	4.500	10/01/2024	06/30/2018	A	5,012

20      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Georgia (Continued)
$165,000	Metropolitan Atlanta, GA Rapid Transit Authority[1,3]	6.250%	07/01/2020	07/17/2019	B	$172,456
30,000	Milledgeville & Baldwin County, GA Devel. Authority (Georgia College & State University Foundation Property)[1]	4.500	09/01/2025	06/30/2018	A	30,038
4,800,000	Morgan County, GA Hospital Authority (USDA Replacement Hospital)[1]	2.750	09/01/2019	09/01/2019		4,812,720
						9,448,677

Illinois—11.0%
400,000	Bolingbrook, IL Park District[1]	5.250	01/01/2020	07/05/2019	B	413,244
8,870,000	Centerpoint, IL Intermodal Center Program[1,3]	4.000 [2]	06/15/2023	06/15/2023		8,949,475
500,000	Chicago, IL Board of Education	2.893 [4]	12/01/2022	12/01/2022		438,760
550,000	Chicago, IL Board of Education[1]	5.000	12/01/2027	12/01/2018	A	559,724
12,800,000	Chicago, IL Board of Education[1]	6.000	01/01/2020	07/08/2019	B	13,131,520
4,745,000	Chicago, IL Board of Education (School Reform)	3.093 [4]	12/01/2020	12/01/2020		4,355,198
5,000,000	Chicago, IL Board of Education Floaters Series 2013-DCL001 Trust[1]	1.510 [2]	05/08/2027	06/14/2018	A	5,000,000
80,000	Chicago, IL Building Acquisition COP[1]	5.400	01/01/2019	06/30/2018	A	80,230
6,110,000	Chicago, IL City Colleges	3.895 [4]	01/01/2024	01/01/2024		4,923,621
105,000	Chicago, IL GO1	5.000	12/01/2020	06/30/2018	A	105,370
100,000	Chicago, IL GO1	5.000	12/01/2021	06/30/2018	A	100,352
1,655,000	Chicago, IL GO1	5.000	12/01/2024	06/30/2018	A	1,660,776
425,000	Chicago, IL GO1	5.000	01/01/2026	06/30/2018	A	426,122
245,000	Chicago, IL GO1	5.000	01/01/2027	06/30/2018	A	246,722
450,000	Chicago, IL GO1	5.250	01/01/2020	01/01/2020		471,051
1,600,000	Chicago, IL Public Building Commission[1]	7.000	01/01/2020	07/09/2019	B	1,686,320
40,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	06/30/2018	A	40,117
225,000	Clinton, Bond, Fayette, Jefferson Counties, IL Community College District No. 501 (Kaskaskia)[1]	5.050	12/01/2025	12/01/2018	A	227,322
1,800,000	Cook County, IL Community College District No. 508 (City Colleges Chicago)[1]	5.000	12/01/2021	12/01/2021		1,916,028
2,000,000	Cook County, IL Community High School District No. 219 (Niles Township)[1]	5.500	12/01/2019	06/11/2019	B	2,067,800
485,000	Cook County, IL School District No. 148 Dolton[1]	4.500	12/01/2027	06/04/2019	C	494,424
380,000	Cook County, IL School District No. 148 Dolton[1]	4.750	12/01/2022	12/01/2018	A	384,822

21      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$700,000	Cook County, IL School District No. 159 Matteson-Richton Park	2.948% [4]	12/01/2020	12/01/2020		$657,979
385,000	Du Page County, IL Community Unit School District No. 200 Wheaton-Warrenville[1]	5.000	10/01/2021	10/01/2018	A	389,039
45,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)[1]	5.250	12/01/2022	02/16/2021	B	44,858
105,000	Eastern Illinois University (Auxiliary Facilities System)[1]	4.125	04/01/2022	04/01/2022		103,444
300,000	Franklin & Williamson Counties, IL Community Unit School District No. 168[1]	3.250	12/01/2018	12/01/2018		300,888
995,000	IL Civic Center[1]	6.250	12/15/2020	12/31/2019	B	1,031,059
290,000	IL Finance Authority (AHCN/ AH&HC/ANSHN/ACMC/ASH Obligated Group)[1]	5.500	11/01/2018	11/01/2018		294,457
460,000	IL Finance Authority (BHF Chicago Hsg. Group)[1]	4.250	12/01/2027	09/25/2023	B	464,181
1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2021	07/01/2021		1,660,351
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2022	07/01/2022		1,098,710
1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2023	07/01/2023		1,115,410
7,500,000	IL GO1	5.000	08/01/2022	08/01/2022		8,112,525
7,000,000	IL GO1	5.000	01/01/2023	01/01/2020	A	7,234,430
1,000,000	IL GO1	5.000	04/01/2024	06/30/2018	A	1,003,960
13,800,000	IL GO Floaters Series 2015- XF1012 Trust[1]	1.290 [2]	07/01/2033	06/07/2018	A	13,800,000
5,715,000	IL GO Floaters Series 2015- XF1013 Trust	1.310 [2]	05/01/2033	06/07/2018	A	5,715,000
5,000	IL Health Facilities Authority (Michael Reese Hospital & Medical Center)[1]	7.600	02/15/2019	06/30/2018	A	5,204
45,000	IL Hsg. Devel. Authority[1]	4.600	09/01/2025	06/30/2018	A	45,103
330,000	IL Hsg. Devel. Authority[1]	4.625	07/01/2023	06/30/2018	A	330,703
120,000	IL Medical District COP[1,3]	5.000	06/01/2022	06/25/2018	A	120,150
1,645,000	IL Regional Transportation Authority[1]	6.700	11/01/2021	06/01/2020	B	1,790,829
160,000	IL Sales Tax[1,3]	6.500	06/15/2022	12/20/2021	B	170,190
400,000	Iroquois & Kankakee Counties, IL Community Unit School District No. 4[1]	4.125	11/01/2019	06/30/2018	A	400,808
500,000	Kankakee County, IL Community Unit School District No. 1[1]	5.000	02/01/2019	02/01/2019		509,650

22      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$600,000	Kankakee County, IL Community Unit School District No. 1[1]	5.000%	02/01/2020	02/01/2020		$626,892
240,000	Lee & Ogle Counties, IL Community Unit School District No. 275[1]	5.300	12/01/2018	12/01/2018		244,308
1,000,000	Madison Macoupin Counties, IL Community College Districts No. 536[1]	5.000	11/01/2021	11/01/2021		1,073,710
310,000	Matteson, IL Waterworks[1]	4.000	12/01/2019	06/30/2018	A	310,384
600,000	Northern IL University COP[1]	4.000	09/01/2019	09/01/2019		607,824
150,000	Riverdale, IL GO1	4.800	01/01/2023	06/30/2018	A	150,179
300,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/01/2020		300,618
165,000	Southwestern IL Devel. Authority (Granite City)[1]	5.250	03/01/2023	03/01/2019	A	165,701
1,080,000	Southwestern IL Devel. Authority (Memorial Group)[1]	6.375	11/01/2023	05/31/2022	B	1,239,602
2,110,000	University of Illinois Board of Trustees COP[1]	5.250	10/01/2022	06/30/2018	A	2,116,035
1,020,000	University of Illinois Board of Trustees COP[1]	5.250	10/01/2026	06/30/2018	A	1,022,917
385,000	University Park, IL (Village of University Park Illinois)[1]	4.200	12/01/2018	06/30/2018	A	385,755
70,000	University Park, IL (Village of University Park Illinois)[1]	4.250	12/01/2018	06/30/2018	A	70,139
20,455,000	Will County, IL Community Unit School District No. 365 (Valley View)	3.443 [4]	11/01/2023	11/01/2023		17,393,909
750,000	Will County, IL School District No. 88A Richland[1]	4.100	10/01/2025	10/01/2019	A	764,145
						120,550,044

Indiana—2.3%
890,000	Gary/Chicago, IN International Airport Authority[1]	5.500	02/01/2025	02/01/2019	A	910,363
8,705,000	Gary, IN Sanitary District[1]	5.050	01/15/2029	12/16/2021	A	9,432,738
9,075,000	IN Transportation Finance Authority[1]	5.500	12/01/2022	06/26/2021	B	10,036,224
3,000,000	Indiana, IN Bond Bank Special Program Floaters Series 2015-XF0115	1.380 [2]	10/15/2019	06/07/2018	A	3,000,000
45,000	Lawrence Township, IN School Building Corp.[1]	5.000	07/10/2019	04/12/2019	B	46,181
615,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)[1]	5.050	04/01/2026	06/11/2023	B	591,120
835,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[1]	4.500	01/01/2026	08/17/2023	B	813,014
50,000	Mishawaka, IN Waterworks[1]	4.000	07/01/2018	07/01/2018		50,096

23      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Indiana (Continued)
$150,000	Richland Bean Blossom, IN School Building Corp.[1]	5.000%	07/15/2018	07/15/2018		$150,599
90,000	Wa-Nee, IN Middle School Building Corp.[1]	5.000	07/15/2018	07/15/2018		90,342
						25,120,677

Iowa—0.0%
5,000	IA HFA (Multifamily Hsg.)[1]	6.000	04/01/2021	10/01/2018	A	5,054

Kansas—0.5%
25,000	KS Devel. Finance Authority[1]	5.250	11/01/2028	11/01/2018	A	25,375
5,060,000	Manhattan, KS GO1	1.250	06/15/2018	06/15/2018		5,059,696
						5,085,071

Kentucky—1.3%
25,000	Jefferson County, KY Capital Projects[1]	4.375	06/01/2028	06/30/2018	A	25,050
5,000,000	KY EDFA (Masonic Home Independent Living II)[1]	2.500	05/15/2022	06/19/2018	A	5,000,050
7,665,000	KY Property & Building Commission[1]	5.000	08/01/2020	08/01/2020		8,126,433
10,000	KY Rural Water Finance Corp.[1]	4.375	02/01/2023	06/30/2018	A	10,021
10,000	KY Rural Water Finance Corp.[1]	4.750	02/01/2028	06/24/2018	A	10,020
1,375,000	Pikeville, KY Hospital (Pikeville Medical Center)[1]	6.250	03/01/2024	03/01/2021	A	1,503,466
						14,675,040

Louisiana—0.2%
1,750,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2020	05/15/2020		1,848,385
390,000	Monroe, LA Sales Tax[1]	3.000	03/01/2020	06/30/2018	A	390,324
						2,238,709

Maryland—0.0%
95,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.400	07/01/2021	06/30/2018	A	95,197
25,000	MD H&HEFA (Johns Hopkins Health System)	4.987 [4]	07/01/2019	12/31/2018	B	23,811
						119,008

Massachusetts—1.3%
1,355,000	Boston, MA Water & Sewer[1]	5.250	11/01/2019	03/22/2019	B	1,389,173
10,000	Lynn, MA GO1	4.500	07/15/2024	07/15/2018	A	10,031
345,000	MA Devel. Finance Agency (Lawrence General Hospital)[1]	5.000	07/01/2018	07/01/2018		345,697
15,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680	11/15/2021	11/15/2021		15,111

24      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Massachusetts (Continued)
$17,340	MA Devel. Finance Agency (Linden Ponds)[1]	6.250%	11/15/2018	11/15/2018		$17,464
750,000	MA Devel. Finance Agency (Visual & Performing Arts)[1]	6.000	08/01/2021	02/26/2020	B	796,125
100,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	4.750	07/01/2022	06/30/2018	A	100,228
780,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000	07/15/2022	08/09/2018	A	786,638
3,250,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000	07/15/2027	06/30/2018	A	3,277,690
50,000	MA Ralph C. Mahar Regional School District[1]	4.000	08/01/2018	06/30/2018	A	50,080
40,000	MA Ralph C. Mahar Regional School District[1]	4.000	08/01/2019	06/30/2018	A	40,048
4,000,000	MA School Building Authority[1]	5.000	08/15/2025	08/15/2022	A	4,467,000
3,395,000	MA Water Resources Authority[1]	6.500	07/15/2019	10/21/2018	B	3,451,866
5,000	Worcester, MA GO1	4.125	09/15/2023	06/30/2018	A	5,009
10,000	Worcester, MA GO1	4.200	11/01/2024	06/30/2018	A	10,018
						14,762,178

Michigan—1.6%
400,000	Allen Park, MI GO1	4.000	04/01/2020	06/30/2018	A	400,740
315,000	Charyl Stockwell Academy, MI Public School Academy[1]	4.875	10/01/2023	05/22/2021	B	316,225
4,000,000	Detroit, MI City School District Floaters Series 2016-XG0091 Trust[1]	1.260 [2]	05/01/2030	06/07/2018	A	4,000,000
975,000	Detroit, MI Downtown Devel. Authority[1,3]	4.750	07/01/2025	06/30/2018	A	987,899
31,000	Detroit, MI GO1	5.250	04/01/2019	04/01/2019		30,906
50,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2019	06/30/2018	A	50,126
50,000	Detroit, MI Sewer Disposal System	5.739 [4]	07/01/2018	07/01/2018		49,927
50,000	Detroit, MI Water Supply System[1]	4.800	07/01/2018	07/01/2018		50,115
2,190,000	Detroit, MI Water Supply System[1]	5.750	07/01/2025	07/01/2018	A	2,197,074
125,000	Detroit, MI Water Supply System[1]	5.750	07/01/2026	07/01/2018	A	125,404
1,495,000	MI Finance Authority (Unemployment Obligation Assessment)[1]	5.000	07/01/2021	07/01/2018	A	1,498,992
4,000,000	MI GO (Environmental Program)[1]	5.000	05/01/2019	06/30/2018	A	4,052,200
500,000	MI Hsg. Devel. Authority, Series A1	4.750	10/01/2019	10/01/2018	A	503,495
325,000	Muskegon Heights, MI Water System[1]	4.000	11/01/2021	11/01/2018	A	327,265
570,000	Muskegon Heights, MI Water System[1]	4.000	11/01/2026	11/01/2018	A	573,158
50,000	Northville, MI Public Schools[1]	4.000	05/01/2019	06/30/2018	A	50,083
1,400,000	Summit Academy North, MI Public School Academy[1]	4.000	11/01/2024	11/11/2023	B	1,355,298

25      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Michigan (Continued)
$1,115,000	Wayne County, MI Downriver Sewer Disposal[1]	5.125%	11/01/2018	11/01/2018		$1,127,600
375,000	Wayne, MI GO1	4.400	10/01/2021	10/01/2018	A	375,349
						18,071,856

Minnesota—0.7%
205,000	Arlington, MN GO1	3.000	12/01/2019	06/30/2018	A	205,254
2,000,000	Kanabec County, MN Healthcare (Firstlight Health)[1]	2.750	12/01/2019	12/01/2018	A	2,000,380
290,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[1]	5.000	12/01/2018	12/01/2018		293,520
4,500,000	St. Paul, MN Hsg. & Redevel. Authority (Un Flats Apts.)[1]	2.750 [2]	02/01/2022	02/01/2021	D	4,445,100
750,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (St. Paul City School)[1]	4.500	07/01/2028	02/23/2024	B	727,500
205,000	Woodbury, MN Charter School (MSA Building Company)[1]	3.650	12/01/2020	12/01/2020		211,263
						7,883,017

Mississippi—0.2%
900,000	MS Devel. Bank (Jackson Public School District)[1]	5.000	10/01/2023	05/10/2022	B	982,719
800,000	MS Devel. Bank (Jackson Water & Sewer System)[1]	5.250	12/01/2022	12/01/2022		894,360
70,000	Parkway East, MS Public Improvement District[1]	4.250	05/01/2020	06/30/2018	A	70,005
						1,947,084

Missouri—3.0%
245,000	Brentwood, MO Tax Increment (Hanley Stadium Redevel.)[1]	3.200	11/01/2021	11/01/2021		243,275
285,000	Kansas City, MO IDA (Sales Tax)[1]	4.250	04/01/2026	03/10/2023	B	293,989
1,775,000	MO Devel. Finance Board (Branson Landing)[1]	6.000	06/01/2020	12/13/2019	B	1,831,090
5,000	MO Environmental Improvement & Energy Resources Authority[1]	4.250	07/01/2026	06/30/2018	A	5,009
40,000	MO Environmental Improvement & Energy Resources Authority[1]	5.000	01/01/2020	06/30/2018	A	40,103
70,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	06/30/2018	A	70,204
19,395,000	MO H&EFA (LEC/LECMC/ SCHA/CMHosp/LLCCN&HS/CMGC Obligated Group) Floaters Series 2015-XF1015 Trust	1.140 [2]	11/15/2048	06/08/2018	A	19,395,000
1,380,000	St. Louis County, MO IDA (Friendship Village)[1]	5.000	09/01/2023	10/07/2021	B	1,503,427

26      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri (Continued)
$9,900,000	St. Louis, MO Airport (Lambert- St. Louis International Airport) Floaters Series 2007 DCL-004 Trust[1]	1.290%[2]	07/01/2026	06/07/2018	A	$9,900,000
						33,282,097

Nevada—0.3%
140,000	Clark County, NV School District[1]	5.000	06/15/2021	06/15/2018	A	140,154
1,045,000	North Las Vegas, NV GO1	5.000	05/01/2021	06/30/2018	A	1,046,484
550,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2021	06/30/2018	A	550,770
495,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2022	06/30/2018	A	495,658
745,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	06/30/2018	A	745,969
60,000	Reno, NV Hospital (RRMC/RTCS/ RSMMC Obligated Group)[1]	5.500	06/01/2023	06/25/2018	A	60,149
590,000	Reno, NV Hospital (RRMC/RTCS/ RSMMC Obligated Group)[1]	5.500	06/01/2023	06/01/2018	A	590,000
						3,629,184

New Hampshire—0.1%
750,000	NH H&EFA (Hillside Village)[1]	3.500	07/01/2022	07/01/2019	A	752,347

New Jersey—9.3%
250,000	Atlantic City, NJ GO1	5.000	03/01/2027	03/01/2027		286,530
16,010,000	Atlantic City, NJ GO Floaters Series 2017-XF2482 Trust[1]	1.200 [2]	03/01/2042	06/07/2018	A	16,010,000
3,515,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2023	11/01/2023		3,889,347
25,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2018	06/01/2018		25,000
2,525,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2019	06/30/2018	A	2,537,221
145,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2019	06/30/2018	A	145,455
1,500,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2024	06/30/2018	A	1,502,295
1,000,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250	01/01/2022	06/30/2018	A	1,006,580
75,000	Essex County, NJ Improvement Authority (Newark)[1]	5.000	11/01/2020	11/13/2019	B	78,094
145,000	Jackson Township, NJ School District[1,3]	5.250	06/15/2019	12/26/2018	B	147,569
500,000	Newark, NJ GO1	5.000	07/15/2018	07/15/2018		501,380
330,000	Newark, NJ GO1	5.000	07/15/2018	07/15/2018		330,911
500,000	Newark, NJ GO1	5.000	07/15/2019	07/15/2019		511,855
335,000	Newark, NJ GO1	5.000	07/15/2019	07/15/2019		342,943
1,000,000	NJ Building Authority[1]	5.000	06/15/2025	06/15/2025	A	1,171,510

27      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$1,500,000	NJ Building Authority[1]	5.000%	06/15/2025	06/15/2025		$1,700,055
135,000	NJ EDA (Friends of Teaneck Community Charter School)[1]	3.500	09/01/2022	01/03/2021	B	133,682
6,840,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2025	07/01/2025		7,772,292
820,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2025	07/01/2025	A	977,096
15,000	NJ EDA (Municipal Loan Pool)[1]	4.625	11/15/2020	06/30/2018	A	15,036
2,000,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2023	03/01/2023		2,179,180
3,000,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2025	03/01/2023	A	3,226,110
3,010,000	NJ EDA (School Facilities Construction)[1]	5.500	09/01/2023	09/01/2023		3,387,875
6,000,000	NJ EDA (School Facilities Construction)	5.500	09/01/2024	09/01/2024		6,840,420
1,000,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000	06/15/2026	06/15/2024	A	1,083,160
400,000	NJ Health Care Facilities Financing Authority (Greystone Park Psychiatric Hospital)[1]	5.000	09/15/2023	09/15/2023		436,740
5,690,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.500	10/01/2023	10/01/2018	A	5,761,865
2,325,000	NJ Health Care Facilities Financing Authority (SJHS/SJH&MC/GPD/ GPDH/SJRC/HviewA/HsideA/ Hhouse/SJHlth/200HPC/SJWC/ SJWHF Obligated Group)[1]	6.000	07/01/2018	07/01/2018		2,332,858
1,815,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.375	06/01/2024	06/01/2019	A	1,860,938
5,000	NJ Hsg. & Mtg. Finance Agency[1]	4.375	11/01/2019	06/30/2018	A	5,010
15,000	NJ Sports & Expositions Authority[1]	4.125	09/01/2018	06/30/2018	A	15,023
5,000,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2023	06/25/2018	A	5,011,500
400,000	NJ Transportation Trust Fund Authority[1]	5.000	12/15/2023	06/24/2018	A	400,816
1,645,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2025	06/15/2022	A	1,784,628
750,000	NJ Transportation Trust Fund Authority[1]	5.000	12/15/2026	06/24/2018	A	751,500
175,000	NJ Transportation Trust Fund Authority	5.000	11/15/2027	06/24/2018	A	175,520
1,370,000	NJ Transportation Trust Fund Authority[1]	5.250	12/15/2023	12/15/2023		1,550,607
4,505,000	NJ Transportation Trust Fund Authority[1]	5.250	12/15/2023	12/15/2023		5,010,686

28      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$460,000	NJ Transportation Trust Fund Authority[1]	5.250%	06/15/2026	06/15/2021	A	$490,038
12,160,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2019	12/15/2019		12,749,274
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2020	12/15/2020		5,361,750
1,000,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2022	12/15/2022		1,121,360
1,680,000	NJ Turnpike Authority[1]	6.000	01/01/2019	01/01/2019		1,699,807
125,000	Salem County, NJ Improvement Authority (Stand Up for Salem)[1]	5.375	08/15/2028	06/30/2018	A	125,270
						102,446,786

New Mexico—0.1%
210,000	Farmington, NM Hospital (San Juan Regional Medical Center)[1]	5.000	06/01/2023	06/30/2018	A	210,624
465,000	NM Mgt. Finance Authority (Single Family Mtg.)[1]	5.250	07/01/2030	07/01/2018	A	466,246
410,000	University of New Mexico[1,3]	6.000	06/01/2021	01/31/2020	B	428,786
						1,105,656

New York—4.2%
160,000	Albany, NY IDA (Sage Colleges)	5.250	04/01/2019	04/01/2019		158,858
1,665,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	04/01/2022	10/23/2020	B	1,736,029
750,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2022	06/30/2018	A	750,270
2,725,000	Elmira, NY GO	3.500	05/24/2019	05/24/2019		2,738,325
305,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750	01/01/2020	07/14/2019	B	301,267
3,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.250 [6]	06/01/2026	06/15/2018	A	3,000,570
155,000	NY Counties Tobacco Trust VI (TASC)[1]	4.000	06/01/2019	06/01/2019		158,167
345,000	NY Counties Tobacco Trust VI (TASC)[1]	4.000	06/01/2020	06/01/2020		357,858
350,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2021	06/01/2021		377,590
300,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2022	06/01/2022		329,640
685,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2023	06/01/2023		763,193
460,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2026	06/01/2026		527,054
160,000	NY Triborough Bridge & Tunnel Authority[1]	6.125	01/01/2021	10/15/2019	B	169,192
6,455,000	NYC GO1	5.000	08/01/2022	08/01/2021	A	7,048,795

29      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$9,070,000	NYC GO1	5.000%	10/01/2022	10/01/2022		$10,179,715
860,000	NYS DA (ALIA-PSCH)[1,3]	4.800	12/01/2023	08/19/2021	B	872,728
1,845,000	NYS DA (State University Educational Facilities)[1]	5.500	05/15/2019	05/15/2019		1,911,641
5,000,000	NYS ERDA (Niagara Mohawk Power Corp.)[1]	4.750 [2]	12/01/2023	12/01/2023		5,000,000
3,335,000	NYS UDC (State Facilities)[1]	5.700	04/01/2020	10/06/2019	B	3,499,382
280,000	Oyster Bay, NY GO1	3.250	08/01/2019	08/01/2019		283,724
4,275,000	Oyster Bay, NY GO1	4.000	06/01/2018	06/01/2018		4,275,000
1,500,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.000	12/01/2020	12/13/2019	B	1,564,485
100,000	Poughkeepsie, NY GO1	4.000	03/15/2019	06/30/2018	A	100,191
50,000	Ramapo, NY GO1	4.000	08/01/2020	06/30/2018	A	50,085
100,000	Ramapo, NY GO1	4.000	08/01/2021	06/30/2018	A	100,166
5,000	Riverhead, NY GO1	4.000	12/01/2023	06/30/2018	A	5,007
30,000	Suffolk County, NY IDA (Dowling College)[7,8]	6.700	12/01/2020	12/16/2019	B	7,500
						46,266,432

North Carolina—0.2%
2,485,000	Charlotte, NC COP[1]	3.000	06/01/2022	06/30/2018	A	2,486,764
5,000	University of North Carolina System (NCATSU/UNCC/UNCG/ UNCW/UNCA Obligated Group)[1]	5.000	04/01/2022	06/30/2018	A	5,014
						2,491,778

North Dakota—0.0%
80,000	Williston, ND Sales Tax[1]	3.000	05/01/2020	03/15/2020	B	79,749

Ohio—1.3%
1,355,000	Butler County, OH Hospital Facilities (UCH/UCHS/ UCMC/WCHosp/UCPC Obligated Group)[1]	5.500	11/01/2022	11/01/2020	A	1,467,601
4,245,000	Cleveland, OH Waterworks (Dept. of Public Utilities Division)[1]	5.500	01/01/2021	01/14/2020	B	4,457,844
340,000	Northwest, OH Local School District (Stark, Summit & Wayne Counties)[1]	3.500	12/01/2028	12/01/2018	A	342,448
2,000,000	OH Air Quality Devel. Authority (First Energy Generation)[9]	5.625	06/01/2018	06/01/2018		1,920,000
340,000	OH HFA (Residential Mtg.)[1,3]	5.900	09/01/2023	06/30/2018	A	341,030
2,225,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000	10/01/2021	10/01/2018	A	2,240,219
2,460,000	OH Higher Educational Facility Commission (University of Dayton)[1,5]	3.353	12/01/2023	12/01/2023		2,471,095

30      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio (Continued)
$940,000	OH River South Authority (Lazarus Building Redevel.)[1]	5.750%	12/01/2027	06/30/2018	A	$942,002
						14,182,239

Oklahoma—0.3%
575,000	McGee Creek, OK Water Authority[1]	6.000	01/01/2023	02/12/2021	B	625,060
2,490,000	OK Devel. Finance Authority (Haverland Carter Lifestyle Group/La Vida Llena/Sommerset Neighborhood Obligated Group)[1]	5.000	07/01/2025	09/22/2022	B	2,682,203
475,000	OK Municipal Power Authority[1]	5.750	01/01/2024	12/08/2020	B	514,520
16,842	Oklahoma County, OK HFA (Single Family Mtg.)[1]	4.300	10/01/2020	06/30/2018	A	16,874
						3,838,657

Oregon—0.2%
950,000	Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst)[1]	2.800	05/15/2024	11/15/2019	A	951,729
630,000	Clackamas County, OR Hospital Facilities Authority (Mary’s Woods at Marylhurst)[1]	3.200	05/15/2025	05/15/2020	A	631,531
5,000	Clackamas County, OR School District No. 86[1]	4.350	06/15/2025	06/30/2018	A	5,010
350,000	Corvallis, OR Sewer System[1]	3.000	05/01/2019	06/30/2018	A	351,813
165,000	OR Health & Science University	2.975 [4]	07/01/2021	01/24/2020	B	146,388
75,000	Tri-County, OR Metropolitan Transportation District[1]	3.000	11/01/2018	06/20/2018	A	75,052
10,000	Tualatin, OR GO1	4.000	12/15/2022	06/30/2018	A	10,018
40,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)[1]	4.750	05/01/2029	06/30/2018	A	40,019
15,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)[1]	5.000	05/01/2022	06/30/2018	A	15,120
100,000	Umatilla County, OR School District No. 61 (Stanfield)[1]	3.950	06/15/2018	06/15/2018		100,090
						2,326,770

Other Territory—3.5%
19,755,000	Public Hsg. Capital Fund Multi- State Revenue Trust I Floaters Series 2017-XG0136 Trust	1.590 [2]	12/01/2029	06/07/2018	A	19,755,000
6,865,000	Public Hsg. Capital Fund Multi- State Revenue Trust II Floaters Series 2017-XG0137 Trust[1]	1.640 [2]	09/01/2027	06/07/2018	A	6,865,000

31      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Other Territory (Continued)
$11,345,000	Public Hsg. Capital Fund Multi- State Revenue Trust II Floaters Series 2017-XG0138 Trust	1.590%[2]	07/01/2033	06/07/2018	A	$11,345,000
438,350	Public Hsg. Capital Fund Multi- State Revenue Trust III[1]	5.000	07/01/2022	07/18/2020	B	438,179
						38,403,179

Pennsylvania—5.1%
70,000	Allegheny County, PA HEBA (Duquesne University of the Holy Spirit)[1]	5.000	04/01/2019	06/30/2018	A	71,871
445,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2026	02/24/2025	B	500,229
645,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	03/23/2021	B	634,809
1,500,000	Bangor, PA Area School District[1]	2.500	03/15/2023	06/30/2018	A	1,500,465
120,000	Berks County, PA GO1	5.850	11/15/2018	11/15/2018		122,045
310,000	Coatesville, PA Area School District[1,3]	5.000	12/01/2021	12/01/2021		332,608
400,000	Coatesville, PA Area School District[1,3]	5.000	12/01/2022	12/01/2022		434,620
400,000	Coatesville, PA Area School District[1,3]	5.000	12/01/2023	06/01/2023	A	436,484
425,000	Coatesville, PA Area School District[1,3]	5.000	12/01/2024	06/01/2023	A	460,700
45,000	Erie County, PA Hospital Authority (St. Mary’s Home of Erie)[1]	4.500	07/01/2023	06/30/2018	A	45,102
3,100,000	Erie County, PA Hospital Authority (St. Vincent’s Health)[1]	7.000	07/01/2027	07/01/2020	A	3,416,789
355,000	Hazleton, PA GO1	4.050	12/01/2018	06/30/2018	A	355,657
365,000	Hazleton, PA GO1	4.100	12/01/2019	06/30/2018	A	365,861
2,075,000	Luzerne County, PA GO1	5.000	05/15/2022	05/15/2022		2,281,110
2,260,000	Luzerne County, PA GO1	5.000	05/15/2023	05/15/2023		2,519,132
2,795,000	Luzerne County, PA GO1	5.000	11/15/2023	11/15/2023		3,138,142
585,000	Luzerne County, PA GO1	7.000	11/01/2018	11/01/2018		595,506
500,000	Oswayo Valley, PA School District[1]	2.000	02/15/2020	02/15/2020		499,080
11,730,000	PA Convention Center Authority[1]	6.000	09/01/2019	03/08/2019	B	12,070,991
2,750,000	PA EDFA (US Airways Group)[1]	8.000	05/01/2029	05/01/2020	A	3,008,445
6,200,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2023	06/01/2023		6,870,902
1,765,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)[1]	5.000	04/01/2033	04/01/2023	A	1,856,692
635,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1,3]	6.250	06/15/2023	02/27/2021	B	686,003
190,000	Philadelphia, PA Regional Port Authority[1]	5.000	09/01/2019	09/01/2018	A	191,400

32      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$5,000,000	Pittsburgh, PA Water & Sewer Authority [US0001M+64][1]	1.975%[10]	09/01/2040	06/01/2020	A	$5,003,900
3,050,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/LVHM/SRehC/SRMC/ NPHC/SMCSJS/PMCtr/PHSys Obligated Group)[1]	5.750	07/01/2022	08/15/2020	B	3,265,513
1,000,000	Reading, PA School District[1]	3.125	04/01/2024	06/30/2018	A	1,000,220
500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.000	11/15/2021	05/15/2020	A	530,575
825,000	Stroudsburg, PA Area School District[1]	3.000	04/01/2027	06/30/2018	A	825,272
1,025,000	Washington County, PA Redevel. Authority[1]	5.000	07/01/2028	02/22/2026	A	1,073,411
1,010,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2024	08/01/2024		1,149,552
1,160,000	Wilkes-Barre, PA Area School District[1]	5.000	08/01/2026	08/01/2026		1,340,357
						56,583,443

Rhode Island—0.0%
10,000	RI Clean Water Finance Agency[1]	4.500	10/01/2022	10/01/2022		11,017
5,000	RI Clean Water Protection Finance Agency[1]	5.000	10/01/2018	06/30/2018	A	5,013
100,000	RI Clean Water Protection Finance Agency[1]	5.500	10/01/2018	06/30/2018	A	100,302
50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)[1]	5.000	11/01/2019	06/30/2018	A	50,136
						166,468

South Carolina—0.6%
10,000	Greenville, SC Hospital System (GPH/GHlthS/EFGHS Obligated Group)[1]	5.250	05/01/2020	06/30/2018	A	10,027
25,000	SC Jobs-EDA (FMU Student Hsg.)[1]	4.250	08/01/2024	06/30/2018	A	25,028
6,500,000	SC Jobs-EDA (Royal Live Oaks Academy of the Arts & Sciences Charter School)	3.000	08/01/2020	02/01/2020	A	6,512,415
						6,547,470

South Dakota—1.2%
13,210,000	SD H&EFA (Sanford/SanH/SMCtr/ SClinic/SHN/SHlthF/SHNM/ SMCTRF/SN/SHFN/SCN/SHHlth Obligated Group) Floaters Series 2016-XG0096 Trust	1.210 [2]	11/01/2040	06/07/2018	A	13,210,000

33      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Tennessee—2.7%
$380,000	Bristol, TN Industrial Devel. Board	4.722%[4]	12/01/2018	12/01/2018		$373,806
1,250,000	Bristol, TN Industrial Devel. Board	4.846 [4]	12/01/2019	12/01/2019		1,184,513
1,000,000	Bristol, TN Industrial Devel. Board	4.909 [4]	12/01/2020	12/01/2020		906,920
695,000	Elizabethton, TN H&EFB (MSHA/ BRMMC/SCCH/NCH Obligated Group)[1]	7.000	07/01/2020	03/09/2019	A	731,835
10,000	Memphis, TN Sanitary Sewerage System[1]	4.500	10/01/2027	06/30/2018	A	10,019
18,570,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center) Floaters Series 2016-XF1054 Trust	1.210 [2]	07/01/2046	06/07/2018	A	18,570,000
5,000,000	TN Energy Acquisition Gas Corp.[1]	2.650	11/01/2020	11/01/2020		4,942,400
2,000,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2019	02/01/2019		2,039,520
200,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2018	09/01/2018		201,654
200,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2019	09/01/2019		207,826
						29,168,493

Texas—15.0%
695,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1,3]	4.000	06/15/2026	06/17/2023	B	676,353
29,920,000	Austin, TX GO	5.250	05/15/2025	06/26/2023	B	34,129,146
1,200,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital[1]	5.000	12/01/2023	12/01/2023		1,277,496
1,865,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital[1]	5.000	12/01/2024	12/01/2024		1,987,157
500,000	Brazoria County, TX Municipal Utility District No. 25[1]	5.000	03/01/2030	06/30/2018	A	503,605
10,000	Brazoria County, TX Municipal Utility District No. 26[1]	4.125	09/01/2018	06/30/2018	A	10,022
675,000	El Paso County, TX Hospital District COP[1]	5.000	08/15/2025	08/15/2023	A	748,055
1,085,000	Fort Bend County, TX Levee Improvement District No. 11[1]	4.050	09/01/2027	06/30/2018	A	1,086,986
11,675,000	Fort Worth, TX Special Tax Floaters Series 2017-XM0531 Trust	1.230 [2]	03/01/2023	06/07/2018	A	11,675,000
275,000	Garland, TX Independent School District[1]	3.000	02/15/2020	06/30/2018	A	275,300
455,000	Harris County, TX Municipal Utility District No. 1[1]	4.100	09/01/2022	09/01/2018	A	457,398
6,580,000	Houston, TX Airport System[1]	5.000	07/01/2023	07/01/2018	A	6,596,647
3,670,000	Houston, TX Airport System[1]	5.000	07/01/2024	07/01/2018	A	3,679,285
6,800,000	Houston, TX Airport System[1]	5.000	07/01/2025	07/01/2018	A	6,817,204
3,000,000	Houston, TX Airport System[1]	5.000	07/01/2026	07/01/2018	A	3,007,590
5,500,000	Houston, TX Airport System[1]	5.250	07/01/2029	07/01/2018	A	5,514,960

34      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$10,000	Lower Valley, TX Water District[1]	5.000%	09/15/2018	06/30/2018	A	$10,026
275,000	Maverick County, TX GO COP[1]	5.000	03/01/2020	06/30/2018	A	275,830
175,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.000	09/15/2018	09/15/2018		175,735
800,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)[1]	3.000	11/15/2021	11/15/2021		796,616
7,315,000	North Central TX HFDC (Presbyterian Healthcare)[1,3]	5.750	06/01/2026	03/18/2023	B	8,353,657
15,000	North TX Municipal Water District (Parker Creek)[1]	5.125	06/01/2023	06/30/2018	A	15,047
105,000	Red River, TX Health Facilities Devel. Corp. (Wichita Falls Retirement Foundation)[1]	4.700	01/01/2022	07/22/2020	B	108,720
490,000	Robstown, TX GO COP	3.345 [4]	03/01/2024	03/01/2024		399,232
150,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)[1]	4.900	09/15/2024	06/25/2022	B	146,897
50,000	San Antonio, TX Airport System[1]	5.250	07/01/2032	06/30/2018	A	50,128
3,905,000	San Antonio, TX Electric & Gas Systems[1]	5.650	02/01/2019	02/01/2019		4,008,326
960,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)[1]	3.875	11/15/2022	05/15/2019	A	960,298
5,100,000	Tarrant County, TX Hsg. Finance Corp. (Reserve Quebec Apartments)[1]	1.000	08/01/2018	08/01/2018		5,095,461
14,380,000	TX GO1,3	1.150 [2]	06/01/2042	06/07/2018	A	14,380,000
1,095,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.250	12/15/2018	12/15/2018		1,113,330
13,780,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	16,131,006
33,000,000	TX Municipal Gas Acquisition & Supply Corp. II [MUNIPSA+55]	1.610 [10]	09/15/2027	07/24/2018	A	32,630,070
1,000,000	TX Municipal Gas Acquisition & Supply Corp. III[1]	5.000	12/15/2020	12/15/2020		1,067,270
300,000	Woodville, TX Independent School District[1]	4.000	02/15/2019	06/30/2018	A	302,376
						164,462,229

Vermont—0.1%
390,000	Burlington, VT GO1	5.000	11/01/2018	11/01/2018		395,093
200,000	Burlington, VT GO1	5.000	11/01/2021	11/01/2021		218,012
						613,105

Virginia—0.8%
40,000	Bristol, VA Utility System[1]	5.000	07/15/2021	02/05/2020	B	41,777

35      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Virginia (Continued)
$400,000	Chesterfield County, VA EDA (Brandermill Woods)[1]	5.000%	01/01/2019	01/01/2019		$405,852
530,000	Fairfax County, VA IDA (IHS/IHSF/ IHCS/LHCtr Obligated Group)[1]	5.250	08/15/2019	08/15/2019		541,973
7,685,000	Upper Occoquan, VA Sewage Authority[1]	5.150	07/01/2020	07/14/2019	B	7,935,992
120,000	Upper Occoquan, VA Sewage Authority[1]	5.150	07/01/2020	07/14/2019	B	123,919
						9,049,513

Washington—0.5%
5,000	Grant County, WA Public Hospital District No. 1 (Samaritan Hospital)[1]	5.250	09/01/2019	06/30/2018	A	5,010
1,000,000	Grays Harbor County, WA Public Hospital District No. 1[1]	3.000	08/01/2019	08/01/2019		998,390
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	06/30/2018	A	25,002
535,000	Snohomish County, WA Public Utility District No. 1[1]	6.800	01/01/2020	07/16/2019	B	561,969
3,205,000	WA GO1	5.000	07/01/2023	07/01/2023		3,655,142
						5,245,513

West Virginia—0.2%
2,200,000	WV Hospital Finance Authority (Charleston Area Medical Center)[1]	5.125	09/01/2023	09/01/2019	A	2,270,092

Wisconsin—1.3%
1,585,000	WI Center District[1]	5.250	12/15/2023	07/28/2022	B	1,761,601
435,000	WI H&EFA (Children’s Hospital of Wisconsin/Milwaukee)[1]	5.250	08/15/2022	08/15/2018	A	438,232
10,170,000	WI Public Finance Authority (Prairie Oaks Devel.) Floaters Series 2017-XF1064 Trust	1.360 [2]	09/01/2047	06/14/2018	A	10,170,000
245,000	WI Public Finance Authority Charter School (Voyager Foundation)[1]	4.125	10/01/2024	06/07/2021	A	249,018
800,000	WI Public Finance Authority Higher Education Facilities (Wittenberg University)[1]	4.000	12/01/2020	12/01/2020		810,032
485,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[1,3]	4.000	01/01/2024	05/17/2021	B	490,922
						13,919,805

U.S. Possessions—2.5%
250,000	Guam Power Authority, Series A1	5.000	10/01/2022	10/01/2022		275,420

36      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$6,365,000	Puerto Rico Commonwealth GO, AGC[5]	3.041%	07/01/2019	07/01/2019		$6,387,850
6,560,000	Puerto Rico Commonwealth GO, AGC[5]	3.061	07/01/2020	07/01/2020		6,560,131
730,000	Puerto Rico Commonwealth GO, AGC	4.125	07/01/2020	06/30/2018	A	730,672
420,000	Puerto Rico Commonwealth GO, AGC[1]	4.500	07/01/2023	06/30/2018	A	421,121
835,000	Puerto Rico Commonwealth GO, AGC[1]	5.000	07/01/2023	06/30/2018	A	850,272
390,000	Puerto Rico Commonwealth GO, AGC[1]	5.000	07/01/2029	06/30/2018	A	397,133
190,000	Puerto Rico Commonwealth GO, AGC[1]	5.250	07/01/2019	06/30/2018	A	192,677
280,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000	07/01/2024	06/30/2018	A	285,121
285,000	Puerto Rico Highway & Transportation Authority, Series D, AGC[1]	5.000	07/01/2032	06/30/2018	A	290,213
330,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	4.750	08/01/2022	06/30/2018	A	330,987
950,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2019	06/30/2018	A	959,832
455,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2020	06/30/2018	A	461,525
270,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2022	06/30/2018	A	274,936
600,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2018	06/30/2018	A	602,040
875,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2019	06/30/2018	A	887,329
220,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2020	06/30/2018	A	223,984
230,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2021	06/30/2018	A	235,078
1,219,396	Puerto Rico Public Buildings Authority, AMBAC	5.500	07/01/2021	08/22/2019	B	1,243,357
4,590,000	Puerto Rico Public Finance Corp., AMBAC[1,11]	5.125	06/01/2024	08/13/2022	B	5,049,184
200,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2021	06/30/2018	A	200,492
140,000	V.I. Water & Power Authority	4.500	07/01/2020	06/30/2018	A	140,161
50,000	V.I. Water & Power Authority	5.000	07/01/2019	06/30/2018	A	50,084
						27,049,599

Total Investments, at Value (Cost $1,097,771,674)—100.0%						1,098,969,814
Net Other Assets (Liabilities)—0.0						(88,501)
Net Assets—100.0%						$1,098,881,313

37      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

D. Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

11. Proceeds from a pre-refunding bond have been escrowed in U.S. Treasury bonds and will be used to pay off this security. Treasury bonds are backed by the full faith and credit of the U.S. Government.

To simplify the listings of securities, abbreviations are used per the table below:

200HPC	200 Hospital Plaza Corp.
ACMC	Advocate Condell Medical Center
AGC	Assured Guaranty Corp.
AH&HC	Advocate Health & Hospitals Corp.
AHCN	Advocate Health Care Metro
ALIA	Alliance of Long Island Agencies
AMBAC	AMBAC Indemnity Corp.
ANSHN	Advocate North Side Health Network
ASH	Advocate Sherman Hospitals
BHF	Baptist Health Floyd
BRMMC	Blue Ridge Medical Management Corporation
CAHS	Carolinas Healthcare System
CDA	Communities Devel. Authority
CHR	Columbus Healthcare Resources
CHSvcs	Columbus Health Services
CMGC	Cox memorial Group Clinics
CMHosp	Cox-Monett Hospital
COP	Certificates of Participation
CRH	Columbus Regional Healthcare
CRHS	Columbus Regional Healthcare System

38      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

CRHSLT&HC	Columbus Ambulatory Healthcare System Long Term & Home Care
DA	Dormitory Authority
DRMCH	Downey Regional Medical Center Hospital
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EFGHS	Endowment Fund of the Greenville Hospital System
ERDA	Energy Research and Devel. Authority
FMU	Francis Marion University
GHlthS	Greenville Health System
GO	General Obligation
GPD	Genesis Property Development
GPDH	Genesis Property Development Holding
GPH	GHS Partners in Health
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HEBA	Higher Education Building Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HHospital	Hunghston Hospital
Hhouse	Harbor House
HsideA	Harborside Apartments
HviewA	Harborview Apartments
IC	Interhealth Corporation
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
IDA	Industrial Devel. Agency
IHCS	Inova Health Care Services
IHS	Inova Health System
IHSF	Inova Health System Foundation
IMC	IHC Management Corporation
JFK	John Fitzgerald Kennedy
LEC	Lester E. Cox
LECMC	Lester E. Cox Medical Centers
LHCtr	Loudoon Hospital Center
LLCCN&HS	Lester L. Cox College of Nursing & Health Services
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network
LVlyH	Lehigh Valley Hospital
MRC	Methodist Retirement Communities
MSA	Math & Science Academy
MSHA	Mountain State Health Alliance
MUNIPSA	SIFMA Municipal Swap Index Yield
NCATSU	North Carolina Agricultural & Technical State University
NCH	Norton Community Hospital
NPHC	Northeastern Pennsylvania Health Corp.
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State

39      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PFA	Public Financing Authority
PHSys	Pocono Health System
PIH	Presbyterian Intercommunity Hospital
PMCtr	Pocono Medical Center
PSCH	Professional Service Centers for the Handicapped, Inc.
RIBS	Residual Interest Bonds
RRMC	Renown Regional Medical Center
RSMMC	Renown South Meadows Medical Center
RTCS	Renown Transitional Care Services
SanH	Sanford Health
SAVRS	Select Auction Variable Rate Securities
SCCH	Smyth County Community Hospital
SCHA	Skaggs Community Hospital Association
SClinic	Sanford Clinic
SCN	Sanford Clinic North
SHFN	Sanford Health Foundation North
SHHlth	Sanford Home Health
SHlthF	Sanford Health Foundation
SHN	Sanford Health Network
SHNM	Sanford Health of Northern Minnesota
SJH&MC	St. Joseph’s Health and Medical Center
SJHlth	St. Joseph’s Healthcare
SJHS	St. Joseph Health System
SJRC	St. Joseph’s Regional Cardiology
SJWC	St. Joseph’s Wayne Cardiology
SJWHF	St. Joseph’s Wayne Hospital Foundation
SMCSJS	Schuylkill Medical Center South Jackson Street
SMCtr	Sanford Medical Center
SMCTRF	Sanford Medical Center Thief River Facility
SN	Sanford North
SPEARS	Short Puttable Exempt Adjustable Receipts
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
TMC	The Medical Center
UC	United Care
UCH	UC Health
UCHS	UC Healthcare System
UCMC	University of Cincinnati Medical Center
UCPC	University of Cincinnati Physicians Company
UDC	Urban Development Corporation
UNCA	University of North Carolina at Asheville
UNCC	University of North Carolina at Charlotte
UNCG	University of North Carolina at Greensboro
UNCW	University of North Carolina at Wilmington
US0001M	ICE LIBOR USD 1 Month
USDA	U.S. Department of Agriculture
V.I.	United States Virgin Islands
WCHosp	West Chester Hospital

40      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

WMS	Women’s Medical Services

See accompanying Notes to Financial Statements.

41      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2018

Assets
Investments, at value (cost $1,097,771,674)—see accompanying statement of investments	$1,098,969,814
Cash	139,070
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	21,904,917
Interest	11,419,794
Shares of beneficial interest sold	2,410,561
Other	338,301

Total assets	1,135,182,457
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	24,400,000
Investments purchased (including $1,657,463 purchased on a when-issued or delayed delivery basis)	10,188,559
Shares of beneficial interest redeemed	1,009,254
Dividends	472,262
Distribution and service plan fees	107,063
Trustees’ compensation	18,236
Interest expense on borrowings	9,373
Shareholder communications	6,568
Other	89,829

Total liabilities	36,301,144
Net Assets	$1,098,881,313

Composition of Net Assets
Par value of shares of beneficial interest	$295,238
Additional paid-in capital	1,106,557,562
Accumulated net investment income	1,673,656
Accumulated net realized loss on investments	(10,843,283)
Net unrealized appreciation on investments	1,198,140

Net Assets	$1,098,881,313

42      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $413,457,381 and 111,087,458 shares of beneficial interest outstanding)	$3.72
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.81
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $90,795,934 and 24,399,645 shares of beneficial interest outstanding)	$3.72
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $594,627,998 and 159,751,305 shares of beneficial interest outstanding)	$3.72

See accompanying Notes to Financial Statements.

43        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended May 31, 2018

Investment Income
Interest	$29,061,602
Expenses
Management fees	4,518,202
Distribution and service plan fees:
Class A	1,073,280
Class C	994,732
Transfer and shareholder servicing agent fees:
Class A	431,466
Class C	99,483
Class Y	544,916
Shareholder communications:
Class A	6,080
Class C	3,301
Class Y	13,954
Borrowing fees	719,573
Interest expense on borrowings	67,655
Trustees’ compensation	14,468
Custodian fees and expenses	12,044
Other	120,268

Total expenses	8,619,422
Net Investment Income	20,442,180
Realized and Unrealized Loss
Net realized loss on investments	(2,893,431)
Net change in unrealized appreciation/depreciation on investment transactions	(7,641,120)
Net Increase in Net Assets Resulting from Operations	$9,907,629

See accompanying Notes to Financial Statements.

44      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
Operations
Net investment income	$20,442,180	$15,310,556
Net realized loss	(2,893,431)	(2,490,182)
Net change in unrealized appreciation/depreciation	(7,641,120)	1,357,626

Net increase in net assets resulting from operations	9,907,629	14,178,000
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,491,930)	(6,557,529)
Class C	(974,990)	(846,946)
Class Y	(10,875,260)	(7,631,013)

	(19,342,180)	(15,035,488)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,283,215	15,211,144
Class C	(13,590,596)	2,470,045
Class Y	111,625,373	140,394,724

	99,317,992	158,075,913
Net Assets
Total increase	89,883,441	157,218,425
Beginning of period	1,008,997,872	851,779,447

End of period (including accumulated net investment income of $1,673,656 and $573,656, respectively)	$1,098,881,313	$1,008,997,872

See accompanying Notes to Financial Statements.

45      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 29,	May 30,
Class A	2018	2017	2016	2015[1]	2014[1]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.75	$3.74	$3.76	$3.75
Income (loss) from investment operations:
Net investment income[2]	0.07	0.06	0.07	0.07	0.08
Net realized and unrealized gain (loss)	(0.04)	0.00	0.01	(0.02)	0.00

Total from investment operations	0.03	0.06	0.08	0.05	0.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.06)	(0.07)	(0.07)	(0.07)
Net asset value, end of period	$3.72	$3.75	$3.75	$3.74	$3.76

Total Return, at Net Asset Value[3]	0.94%	1.54%	2.19%	1.39%	2.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$413,457	$415,924	$401,211	$277,507	$240,676
Average net assets (in thousands)	$431,418	$430,013	$343,886	$266,606	$260,158
Ratios to average net assets:[4]
Net investment income	1.84%	1.55%	1.78%	1.97%	2.05%
Expenses excluding specific expenses listed below	0.79%	0.79%	0.80%	0.81%	0.82%
Interest and fees from borrowings	0.07%	0.06%	0.03%	0.05%	0.03%

Total expenses	0.86%	0.85%	0.83%	0.86%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.85%	0.83%	0.86%	0.85%[5]
Portfolio turnover rate	80%	65%	51%	58%	72%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

46      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 29,	May 30,
Class C	2018	2017	2016	2015[1]	2014[1]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.75	$3.74	$3.76	$3.75
Income (loss) from investment operations:
Net investment income[2]	0.04	0.03	0.04	0.05	0.05
Net realized and unrealized gain (loss)	(0.03)	0.00	0.01	(0.03)	0.00

Total from investment operations	0.01	0.03	0.05	0.02	0.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.03)	(0.04)	(0.04)	(0.04)
Net asset value, end of period	$3.72	$3.75	$3.75	$3.74	$3.76

Total Return, at Net Asset Value[3]	0.18%	0.78%	1.43%	0.63%	1.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,796	$105,243	$102,888	$65,412	$55,509
Average net assets (in thousands)	$99,420	$109,641	$82,289	$59,997	$55,118
Ratios to average net assets:[4]
Net investment income	1.09%	0.80%	1.02%	1.21%	1.27%
Expenses excluding specific expenses listed below	1.54%	1.54%	1.56%	1.57%	1.60%
Interest and fees from borrowings	0.07%	0.06%	0.03%	0.05%	0.03%

Total expenses	1.61%	1.60%	1.59%	1.62%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.60%	1.59%	1.62%[5]	1.63%[5]
Portfolio turnover rate	80%	65%	51%	58%	72%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 29,	May 30,
Class Y	2018	2017	2016	2015[1]	2014[1]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.76	$3.74	$3.76	$3.75
Income (loss) from investment operations:
Net investment income[2]	0.08	0.07	0.08	0.08	0.09
Net realized and unrealized gain (loss)	(0.04)	(0.01)	0.02	(0.02)	0.00

Total from investment operations	0.04	0.06	0.10	0.06	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.07)	(0.08)	(0.08)	(0.08)
Net asset value, end of period	$3.72	$3.75	$3.76	$3.74	$3.76

Total Return, at Net Asset Value[3]	1.19%	1.52%	2.72%	1.64%	2.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$594,628	$487,831	$347,680	$281,883	$83,920
Average net assets (in thousands)	$545,355	$432,229	$302,602	$143,236	$81,902
Ratios to average net assets:[4]
Net investment income	2.09%	1.80%	2.02%	2.16%	2.29%
Expenses excluding specific expenses listed below	0.54%	0.54%	0.55%	0.56%	0.57%
Interest and fees from borrowings	0.07%	0.06%	0.03%	0.05%	0.03%

Total expenses	0.61%	0.60%	0.58%	0.61%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.60%	0.58%	0.61%[5]	0.60%
Portfolio turnover rate	80%	65%	51%	58%	72%

1. Represents the last business day of the Fund’s period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

48      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2018

1. Organization

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) (effective June 29, 2018, the Fund will change its name to Oppenheimer Short Term Municipal Fund), is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized

49      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$2,165,921	$—	$10,533,337	$888,343

50      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

1. At period end, the Fund had $10,533,337 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$ 10,533,337

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2018	Year Ended May 31, 2017
Distributions paid from:
Exempt-interest dividends	$19,308,473	$15,025,332
Ordinary income	33,707	10,156

Total	$19,342,180	$15,035,488

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,098,081,471

Gross unrealized appreciation	$5,499,715
Gross unrealized depreciation	(4,611,372)

Net unrealized appreciation	$888,343

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

51      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it

52      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$4,616,961	$—	$4,616,961
Alaska	—	2,314,745	—	2,314,745
Arizona	—	14,843,637	—	14,843,637
Arkansas	—	25,070	—	25,070
California	—	114,546,015	—	114,546,015
Colorado	—	59,650,490	—	59,650,490
Connecticut	—	25,112,825	—	25,112,825

53      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Delaware	$—	$30,055	$—	$30,055
District of Columbia	—	10,669,063	—	10,669,063
Florida	—	70,163,934	—	70,163,934
Georgia	—	9,448,677	—	9,448,677
Illinois	—	120,550,044	—	120,550,044
Indiana	—	25,120,677	—	25,120,677
Iowa	—	5,054	—	5,054
Kansas	—	5,085,071	—	5,085,071
Kentucky	—	14,675,040	—	14,675,040
Louisiana	—	2,238,709	—	2,238,709
Maryland	—	119,008	—	119,008
Massachusetts	—	14,762,178	—	14,762,178
Michigan	—	18,071,856	—	18,071,856
Minnesota	—	7,883,017	—	7,883,017
Mississippi	—	1,947,084	—	1,947,084
Missouri	—	33,282,097	—	33,282,097
Nevada	—	3,629,184	—	3,629,184
New Hampshire	—	752,347	—	752,347
New Jersey	—	102,446,786	—	102,446,786
New Mexico	—	1,105,656	—	1,105,656
New York	—	46,258,932	7,500	46,266,432
North Carolina	—	2,491,778	—	2,491,778
North Dakota	—	79,749	—	79,749
Ohio	—	14,182,239	—	14,182,239
Oklahoma	—	3,838,657	—	3,838,657
Oregon	—	2,326,770	—	2,326,770
Other Territory	—	38,403,179	—	38,403,179
Pennsylvania	—	56,583,443	—	56,583,443
Rhode Island	—	166,468	—	166,468
South Carolina	—	6,547,470	—	6,547,470
South Dakota	—	13,210,000	—	13,210,000
Tennessee	—	29,168,493	—	29,168,493
Texas	—	164,462,229	—	164,462,229
Vermont	—	613,105	—	613,105
Virginia	—	9,049,513	—	9,049,513
Washington	—	5,245,513	—	5,245,513
West Virginia	—	2,270,092	—	2,270,092
Wisconsin	—	13,919,805	—	13,919,805
U.S. Possessions	—	27,049,599	—	27,049,599

Total Assets	$—	$1,098,962,314	$7,500	$1,098,969,814

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

54      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,657,463
Sold securities	21,904,917

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,980,000
Market Value	$1,920,000
Market Value as % of Net Assets	0.17%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments

55      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

56      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	54,853,897	$205,355,189	68,743,902	$257,151,239
Dividends and/or distributions reinvested	1,927,769	7,207,511	1,651,190	6,175,957
Redeemed	(56,496,633)	(211,279,485)	(66,441,641)	(248,116,052)

Net increase	285,033	$1,283,215	3,953,451	$15,211,144

Class C
Sold	6,833,905	$25,575,292	10,408,365	$38,953,595
Dividends and/or distributions reinvested	255,804	956,229	225,587	843,969
Redeemed	(10,729,524)	(40,122,117)	(9,997,022)	(37,327,519)

Net increase (decrease)	(3,639,815)	$(13,590,596)	636,930	$2,470,045

Class Y
Sold	103,440,434	$386,959,198	118,436,910	$442,995,837
Dividends and/or distributions reinvested	2,844,085	10,631,865	2,010,476	7,518,830
Redeemed	(76,475,938)	(285,965,690)	(83,088,782)	(310,119,943)

Net increase	29,808,581	$111,625,373	37,358,604	$140,394,724

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$976,868,060	$841,453,038

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2017		Fee Schedule Effective November 1, 2017
Up to $100 million	0.500%	Up to $100 million	0.500%
Next $150 million	0.450	Next $150 million	0.450
Next $250 million	0.425	Next $250 million	0.425
Next $500 million	0.400	Next $500 million	0.400
Over $1 billion	0.370	Next $4 billion	0.370
		Over $5 billion	0.350

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment

57      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

58      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 31, 2018	$39,296	$86,236	$12,523

Waivers and Reimbursements of Expenses. Effective through September 28, 2017, the Manager voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding (i) interest and fees from borrowing, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other unusual and infrequent expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.85% for Class A shares, 1.60% for Class C shares, and 0.60% for Class Y shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager did not waive fees and/or reimburse the Fund in relation to this arrangement.

59      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.1362% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1362%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$4,187,397
Average Daily Interest Rate	1.611%
Fees Paid	$539,707
Interest Paid	$59,424

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over

60      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

9. Borrowing and Other Financing (Continued)

the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$239,453

61      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Rochester Short Term Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Short Term Municipal Fund, effective June 29, 2018, the Fund changed its name to Oppenheimer Short Term Municipal Fund, (the “Fund”), including the statement of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

May 25, 2018

62      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.83% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

63        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

64        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	of Monster Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2007) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 107 portfolios in the OppenheimerFunds complex.

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OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2007) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2007) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 107 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 107 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 107 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com
Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0621.001.0518 July 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,900 in fiscal 2018 and $43,500 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,700 in fiscal 2018 and $4,050 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $709,285 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $1,055,346 in fiscal 2018 and $1,035,402 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Short Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/20/2018